SUPPLEMENT DATED OCTOBER 2, 2001 TO

PROSPECTUS DATED MAY 1, 2001 FOR

DEFERRED VARIABLE ANNUITY CONTRACTS

ISSUED BY

NATIONWIDE LIFE INSURANCE COMPANY

THROUGH ITS

NATIONWIDE VARIABLE ACCOUNT

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The following underlying mutual funds will not be available for new annuity applications received on or after October 31, 2001, or applications received by Nationwide's home office prior to October 31, 2001 that were not in good order:

Janus Fund
Janus Twenty Fund

Current contracts are not affected by this change.